EXHIBIT 99.1

AUDITED FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

MILLENNIUM MINING, LLC

(A Development Stage Company)

 March 3, 2008 (Inception) to November 30, 2009

Brown & Company CPAS PC

MILLENNIUM MINING, LLC TABLE OF CONTENTS

Brown & Company CPAs PC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Millennium Mining, LLC.
Dovid Hauck
12701 Cumpston Street
Valley Village, CA 91607

We have audited the accompanying balance sheets of Millennium Mining, LLC (a development stage company) (the "Company") as of November 30, 2009 and February 28, 2009, and the related statements of operations, other comprehensive loss, changes in members' capital, and cash flows for the nine months ended November 30, 2009, the period from March 3. 2008 (inception) through February 28. 2009, and the period from March 3. 2008 (date of inception) through November 30, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of November 30, 2009 and February 28, 2009, and the results of its operations and cash flows for the period of March 3, 2008 (inception) through February 28, 2009, and for the period March 3,2008 (date of inception) through November 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note I to the financial statements, the Company generated minimal revenues from operations and has incurred net losses since inception. This raises substantial doubt about the Company's ability to meet its obligations and to continue as a going concern. Management's plans in regard to this matter are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ BROWN & COMPANY

APRIL 9, 2010

Brown & Company CPAs PC
3838 Regency Parkway
Maryland

New York. New Jersey. Pennsylvania. Maryland
Phone: 856.673.0647. 347.489.4913. Fax 8S6.673.3635

MILLENNIUM MINING. LLC
(A Development Stage Company)
BALANCE SHEETS

	As of November 30, 2009	As of February 28, 2009
ASSETS
Current Assets
Cash and cash equivalents (Note 2)	$69,850	$81,637
Accounts receivable (Note 2)	4,621	-
Total current assets	74,471	81,637

Property and equipment, net (Note 2)	609,014	311,197
Total assets	$683,485	311,197

LIABILITIES AND MEMBERS' CAPITAL
Current liabilities
Accounts payable (Note 2)	184,762	165,983
Notes payable (Note 4)	34,624	34,353
Total liabilities	219,386	200,336

Members' capital
Common units. 30,000.000 issued and outstanding, $.01 per unit (Note 3)	739,405	304,719
Accumulated other comprehensive income -net of tax (Note 2)	(5,012)	(1,650)
Deficit accumulated during development stage	(270,294)	(110,571)
Total members' capital	464,099	192,498
Total liabilities and members’ capital	$683,485	$392,834

The accompanying notes are an integral part of the audited financial statements

MILLENNIUM MINING, LLC
(A Development Stage Company)
STATEMENTS OF OPERATIONS

	Nine months	March 3, 2008	Since March 3, 2008
	ended	(inception)	(inception)
	November	thru February	thru November
	30, 2009	28,2009	30, 2009
Sales	$22,092	$16,603	$38,695
Cost of production
Depreciation	52,183	34,577	86,760
Fuel	23,435	8,512	31,947
Spare parts and maintenance	26.936	29,265	56,201
Corporation expenses	546	2,082	2,628
Food	9,628	124	9,752
Communication	1,067	711	1,778
Motor vehicle maintenance	5,837	1.098	6,935
Other expense	1,682	-	1,682
Total cost of production	121,314	76,369	197,683
Gross profit	(99.222)	(59,766)	(158,988)
Expenses
Rent	13,105	1,257	14,362
Entertainment	1,977	-	1,977
Printing and stationary	815	-	815
Compensation	16,781	26,563	43,344
General and administrative	27,823	22,985	50,808
Total expenses	60,501	50,805	111,306
Net loss from operations	(159.723)	(1 10,571)	(270,294)
Other income (expense)
Interest expense (Note 4)	(5,639)	(6,843)	(12,482)
Other income (Note 4)	5,639	6,843	12,482
Total other income (expense)	-	-	-
Net loss attributable to common unit
holders	$(159,723)	$(110,571)	$(270,294)
Net loss per common unit	$(0.005)	(0.003)
Weighted average common units
outstanding	30.000.000	30.000.000

The accompanying notes are an integral part of the audited financial statements

MILLENNIUM MINING, LLC
(A Development Stage Company)
STATEMENTS OF COMPREHENSIVE LOSS

		March 3,	Since March
		2008	3, 2008
	Nine months	(inception)	(inception)
	ended	thru	thru
	November 30,	February 28,	November 30,
	2009	2009	2009
Net loss	$(159,723)	$(110,571)	$(270,294)
Other comprehensive loss, net of tax
Foreign currency translation adjustment	(3,362)	(1,650)	(5,012)
Comprehensive loss	$ (163,085)	$(112,221)	$(275,306)

The accompanying notes are an integral part of the audited financial statements

MILLENNIUM MINING, LLC
(A Development Stage Company)
STATEMENTS OF CHANGES INMEMBER'SCAPITAL
March 3, 2008 (Inception) to November 30, 2009

			Deficit
			Accumulated	Accumulated
			During	Other	Total
	Common Units		Dev	Comprehensive	Members'
	Units	Amount	Stage	Income	Capital
Balance, March 3, 2008 (inception)	-	-	-		-
Issuance of common units, March 3, 2008, $.01 per unit	30,000,000	300,000			300,000
Foreign currency translation adjustment (Note 2)		-	-	(1,650)	(1,650)
Member contributions		4,719			4,719
Net loss		-	(110,571)		(110,571)
Balance February 28, 2009	30,000,000	304,719	(110,571)	(1,650)	192,498
Foreign currency translation adjustment (Note 2)		-	-	(3,362)	(3,362)
Member contributions		434,686			434,686
Net loss		-	(159,723)		(159,723)
Balance, November 30, 2009	30,000,000	739,405	(270,294)	(5,012)	464,099

The accompanying notes are an integral part of the audited financial statements

MILLENNIUM MINING, LLC
(A Development Stage Company)
STATEMENTS OF CASH FLOWS

	Nine months ended	March 3, 2008 (inception) thru	Since March 3, 2008 (inception) to
	November 30,	February 28,	November 30,
	2009	2009	2009
			(cumulative)
Cash Flows from Operating Activities
Net loss	$(159,723)	$(110,571)	$(270,294)
Adjustments to reconcile net loss to net cash provided by (used in) operations:
Depreciation	52,183	34,577	86,760
Changes in operating assets and liabilities
Increase in accounts receivable	(4,621)	-	(4,621)
Increase in accounts payable	18,779	165,983	184,762

Net cash provided by (used in) operating activities	(93,382)	89,989	(3,393)

Cash Flows from Investing Activities
Purchases of property, plant and equipment, net	(350,000)	(345,774)	(695,774)

Net cash used in investing activities	(350,000)	(345,774)	(695,774)

Cash Flows from Financing Activities
Proceeds from issuance of common units	-	300,000	300,000
Member contributions	434,686	4,719	439,405
Proceeds from notes payable	271	34,353	34,624
Net cash provided by financing activities	434,957	339,072	774,029

Net cash increase (decrease) for period	(8,425)	83,287	74,862

Foreign currency translation adjustment	(3,362)	(1,650)	(5,012)

Cash, beginning of period	81,637	-	-

Cash, end of period	$69,850	$81,637	$69,850

Supplemental Cash Flow Information:
Cash paid for income taxes	$-	$-	$-
Cash paid for interest	$-	$-	$-

Non-cash investing and Financing Activities
None

The accompanying notes are an integral part of the audited financial statements

MILLENNIUM MINING, LLC.
(A Development Stage Company)
 NOTES TO THE AUDITED FINANCIAL STATEMENTS
 March 3, 2008 (Inception) to November 30, 2009

NOTE I NATURE AND CONTINUANCE OF OPERATIONS

Organization

The Company was incorporated in Sierra Leone as a private limited liability company on March 3. 2008 and commenced commercial operations after obtaining its license from the Ministry of Mineral Resources shortly thereafter. The Company's core operation is to mine, extract, refine, and purify precious minerals. The Company sells, buys, distributes, and exports diamond bauxite, rutile, gold, silver, and all other precious minerals in Sierra Leone and internationally.

Going Concern

These financial statements have been prepared on a going concern basis. As at November 30, 2009, the Company has a working capital deficiency of $144,915, and has accumulated a deficit of $270,294 since inception. Its ability to continue as a going concern is dependent upon the ability of the Company to generate profitable operations in the future and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. The outcome of these matters cannot be predicted with any certainty at this time. These factors raise substantial doubt that the Company will be able to continue as a going concern. The Company to date has funded its initial operations through the members' equity consisting of 30,000,000 member shares issued for $300,000 cash, and member contributions of $439,405, for total equity investments of $739,405. Management plans to continue to provide for its capital needs by seeking investments by new partners to the LLC, loans, and production of existing mining operation. These financial statements do not include any adjustments to the amounts and classification of assets and liabilities that may be necessary should the Company be unable to continue as a going concern.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (US GAAP). Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgment. Actual results may vary from these estimates.

The financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below.

Development Stage Company

The Company complies with ASC 9l5and the Securities and Exchange Commission Industry Guide 7 (as interpreted for mining companies) for its characterization of the Company as development stage.

MILLENNIUM MINING, LLC.
(A Development Stage Company)
 NOTES TO THE AUDITED FINANCIAL STATEMENTS
 March 3, 2008 (Inception) to November 30, 2009

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES CONTINUED

Foreign Currency Translation

The Company's functional currency is the Sierra Leone, Leone. Nonmonetary assets and liabilities are translated at historical rates and monetary assets and liabilities are translated at exchange rates in effect at the end of the year based on government determined exchange rates. Income statement accounts are translated at average rates for the year. Aggregate foreign currency translation losses included in other comprehensive loss totaled $1,650 for the period of March 3, 2008 (inception) through February 28. 2009 and $3,362 for the nine months ended November 30, 2009, for an accumulated other comprehensive loss of $5,012 at November 30, 2009.

Substantially all of the Company's operations are centralized in Sierra Leone, and all transactions are denominated in the Leone currency; thus, there are no transaction gains (losses) reflected in earnings. These foreign operations represent captive mining facilities of the Company. The Company's operations are subject to various political, economic, and other risks and uncertainties inherent in the countries in which the Company operates. Among other risks, the Company's operations are subject to the risks of restrictions on transfer of funds; export duties, quotas, and embargoes; domestic and international customs and tariffs; changing taxation policies; foreign exchange restrictions: and political conditions and governmental regulations

Fair Value of Financial Instruments

The carrying value of the Company's financial instruments consisting of cash, accounts receivable, and accounts payable approximate their carrying value due to the short-term maturity of such instruments. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

Estimates

Preparing the Company's financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Operations

The Company's future operations and earnings will depend on the results of the Company's operations in Sierra Leone. There can be no assurance that the Company will be able to successfully conduct such operations, and a failure to do so would have a material adverse effect on the Company's financial position, results of operations, and cash Hows. In addition, the success of the Company's operations will be subject to numerous contingencies, some of which are beyond management's control. These contingencies include general and regional economic conditions, prices for the Company's products, competition, and changes in regulation. Because the Company is dependent on international operations, specifically those in Sierra Leone, the Company will be subject to various additional political, economic, and other uncertainties. Among other risks, the Company's operations will be subject to the risks of restrictions on transfer of funds; export duties, quotas and embargoes; domestic and international customs and tariffs; changing taxation policies; foreign exchange restrictions; and political conditions and governmental regulations.

MILLENNIUM MINING, LLC.
(A Development Stage Company)
NOTES TO THE AUDITED FINANCIAL STATEMENTS
March 3, 2008 (Inception) to November 30, 2009

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES CONTINUED

Environmental Costs

Accruals for environmental matters are recorded when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated, or if an amount is likely to fall within a range and no amount within that range can be determined to be the better estimate, the minimum amount of the range is recorded. Accruals for environmental matters exclude claims for recoveries from insurance carriers and other third parties until it is probable that such recoveries will be realized. As of November 30. 2009 the Company is not obligated nor recorded any environmental costs.

Cash and Cash Equivalents

Cash and cash equivalents include all cash balances and highly liquid investments with an initial maturity of three months or less. The Company places its temporary cash investments with high credit quality financial institutions.

At November 30. 2009. the Company had cash of $69,850 USD held in banks located in Sierra Leone and denominated in Leones. At February 28, 2009. the Company had cash of $81,637 USD held in banks located in Sierra Leone and denominated in Leones. On, November 30, 2009, one U.S. dollar was equivalent to 3,870 Leones (bid price), and on February 28, 2009, one U.S. dollar was equivalent to 3.050 Leones (bid price).

Accounts and Notes Receivable

Trade accounts receivable are stated at the amount the Company expects to collect. The Company maintains allowances for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. Management considers the following factors when determining the collectability of specific customer accounts: customer credit-worthiness, past transaction history with the customer, current economic industry trends, and changes in customer payment terms. If the financial condition of the Company's customers were to deteriorate, adversely affecting their ability to make payments, additional allowances would be required. Based on management's assessment, the Company provides for estimated uncollectible amounts through a charge to earnings and a credit to a valuation allowance. Balances that remain outstanding after the Company has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to accounts receivable. At the November 30, 2009. the Company had receivables from its staff of $4,621, and no trade receivables: therefore not allowance for doubtful accounts are recorded. On February 28, 2009 the Company had no receivables.

Inventory

The Company normally carries minimal inventories. After extraction of raw aggregate, minerals obtained are then sold at the current government price within Sierra Leone, and at negotiated prices where export sales are made. As of November 30, 2009 and February 28, 2009, the Company held no inventory.

Property. Plant and Equipment

Property and equipment are recorded at cost. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes. Amortization of leasehold improvements is computed using the straight-line method over the shorter of the remaining lease term or the estimated useful lives of the improvements.

MILLENNIUM MINING, LLC.
 (A Development Stage Company)
NOTES TO THE AUDITED FINANCIAL STATEMENTS
March 3, 2008 (Inception) to November 30, 2009

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES CONTINUED

During the nine-months ended November 30. 2009 and period of March 3, 2008 (inception) to February 28, 2009, the Company acquired $350,000 and $345,774. respectively, of vehicles, plant, and machinery. Since inception, the Company has purchased $69,289 of vehicles and $626,485 of plant and machinery. For the nine months ended November 30, 2009 and the period of March 3. 2008 (inception) to February 28, 2009. the Company had $52,183 and $34,577 of depreciation, resulting in $86,760 of accumulated depreciation since inception through November 30, 2009.

The estimated service lives of property and equipment are principally as follows:

Machinery and equipment                                           10 years
Transportation vehicles                                                10 years

Mineral Properties

The Company obtains rights for mining under lease with landowners, and by license with the government of Sierra Leone. The Company records property lease payments and licensing costs when incurred. ASC 930-360 "Extractive Activities " requires firms capitalize costs for mineral rights. As of November 30, 2009, the Company has not incurred significant costs to obtain mineral rights to leased and licensed property.

On January 26, 2008 (pre-incorporation) the Company entered into a mining agreement to dredge mine land in the towns of Gandorhun and Njala in the Tikonko Chiefdom, Bo District of Sierra Leone. This area is known as the Baimbawai Pool of the Sewa River located between those two towns. The pool is owned by individuals from two villages. Gandorhun and Njala, located on either side of the river.

The Company has not acquired the property, and determinable mining rights are uncertain as of November 30, 2009, therefore the Company has not thus far capitalized the expense for mineral properties.

Income Taxes

No provision for income taxes has been made in these financial statements because each member is individually responsible for reporting income or loss based on its respective share of the Company's income and expenses as reported for income tax purposes. The Company prepares calendar year federal and state information tax returns and reports to the members their allocable shares of the Company's income, expenses, and gains or losses.

Operations in Sierra Leone are subject to corporate tax of 37.5% for mining companies. Losses are allowable and can be carried forward indefinitely. Loss carry forward is limited to 50% of the tax due in any year. Foreign exchange losses can also be deducted where there has been a change in control or ownership of a company.

MILLENNIUM MINING, LLC.
(A Development Stage Company)
NOTES TO THE AUDITED FINANCIAL STATEMENTS
March 3, 2008 (Inception) to November 30, 2009

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES CONTINUED

Accounts Payable

Accounts payable consists of the following items:

	As of	As of
	November 30, 2009	February 28,2009
Trade payables	$169,762	$155.983
Audit fees	15,000	10,000
Total Payables	$184,762	$165,983

Revenue Recognition

The Company generally recognizes product revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectability is probable. In instances where final acceptance of the product is specified by the customer, revenue is deferred until all acceptance criteria have been met. Cash payments received in advance are recorded as deferred revenue. The Company is generally not contractually obligated to accept returns, except for defective product.

Sales within Sierra Leone are based on government determined prices for precious minerals. These prices are based on quality, clarity, and size of the minerals and are adjusted from time to time for market conditions as the government may so determine. Sales outside of Sierra Leone through export are determined through negotiation per stone based on quality, clarity, size, and prevailing market prices and conditions.

Net Loss per Common Unit

Net loss per common unit is computed based on the weighted-average number of common units and. as appropriate, dilutive common unit equivalents outstanding during the period in accordance with ASC 260 "'Earnings per Share." Basic net loss per common unit is the amount of net loss for the period available to each common unit outstanding during the reporting period. Diluted net loss per common unit is the amount of net loss for the period available to each common unit outstanding during the reporting period and to each unit that would have been outstanding assuming the issuance of common units for all dilutive potential common units outstanding during the period. At November 30, 2009 and February 28, 2009. the basic and diluted net loss per common unit is the same as there are no common unit equivalents outstanding.

The Company has issued no dividends since inception. The net loss per common unit for the nine months ending November 30, 2009 and for the period of March 3, 2008 (inception) through February 28, 2009 was $.01 and $.00, respectively.

MILLENNIUM MINING, LLC.
(A Development Stage Company)
NOTES TO THE AUDITED FINANCIAL STATEMENTS
March 3, 2008 (Inception) to November 30, 2009

NOTE 3 MEMBERS'CAPITAL

Upon formation the Company issued 30,000.000 common membership units at $01 per unit for $300,000 cash. Members' capital is as follows:

Name	Title	Number of units
Dovid Hauck	President	22,500,000
Mariama Sajoh Cheung	Vice President	7,500,000

Common units share in the profits and losses of the Company based on the weighted dollar amount invested during the period. Every member shall have one vote for each common unit held. Common units shall be at the disposal of the directors and they may allot or otherwise dispose of them to such persons at such times and generally on such terms and conditions as they think proper, provided that such transfer shall not have the effect of preventing the Company from continuing operations under the provisions of laws of Sierra Leone. Directors possess the first right of refusal for all new units issued whether common or preferred. The creation of new units shall be considered part of the original capital.

The number of members of the Company is limited to fifty not including persons who are in the employment of the Company. The Company has authorized, but has not issued any preferred units. Preferred units carry a preferential right to a fixed rate of dividend which is determined by the Board of Directors. Preferred shares are redeemable by the Company at their nominal or par value at the date the Board or holder shall agree.

In addition, the members contributed additional capital to support operations. During the period of March 3. 2008 (inception) through February 28, 2009 and for the nine months ended November 30, 2009, members provided additional capital of $4,719 and $434,686 respectively, for total contributed capital of $439,405 at November 30, 2009.

NOTE 4 NOTES PAYABLE

The Company issued two notes payable as follows (collectively "the Notes"): Note One is a non-interest bearing loan disbursed to the Company on multiple dates between March 15. 2008 and August 5, 2009. All amounts were payable November 1, 2009. Note Two is a non-interest bearing loan obtained on March 30, 2008 and payable June 30, 2008. Both notes are in default at November 30, 2009.

As of February 28, 2009, the Company owed $34,353 on the Notes, and was in default on $26,661. As of November 30, 2009 the Company owed $34.624 on the Notes and was in default on the full amount. The Company has imputed interest on the Notes based on rate of 28 percent, which is recorded as interest expense, or other income for portions not requiring payment. For the period of March 3, 2008 (inception) through February 28, 2009, the Company reported interest expense of $6,843, and for the nine-months ended November 30, 2009. the Company reported interest expense of $5,639.

MILLENNIUM MINING, LLC.
(A Development Stage Company)
NOTES TO THE AUDITED FINANCIAL STATEMENTS
March 3, 2008 (Inception) to November 30, 2009

NOTE 5   RECENT ACCOUNTING PRONOUNCEMENTS

Recently Implemented Standards

ASC 105, "GENERALLY ACCEPTED ACCOUNTING  PRINCIPLES" (ASC 105) (formerly Statement of Financial Accounting Standards No. 168. "THE FASB ACCOUNTING STANDARDS CODIFICATION AND THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES A REPLACEMENT OF FASB STATEMENT NO. 162)" reorganized by topic existing accounting and reporting guidance issued by the Financial Accounting Standards Board ("FASB") into a single source of authoritative generally accepted accounting principles ("GAAP") to be applied by nongovernmental entities. All guidance contained in the Accounting Standards Codification ("ASC") carries an equal level of authority. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. Accordingly, all other accounting literature will be deemed "non-authoritative". ASC 105 is effective on a prospective basis for financial statements issued for interim and annual periods ending after September 15, 2009. The Company has implemented the guidance included in ASC 105 as of July I. 2009. The implementation of this guidance changed the Company's references to GAAP authoritative guidance but did not impact the Company's financial position or results of operations.

ASC 855, "SUBSEQUENT EVENTS" (ASC 855) (formerly Statement of Financial Accounting Standards No. 165. SUBSEQUENT EVENTS) includes guidance that was issued by the FASB in May 2009, and is consistent with current auditing standards in defining a subsequent event. Additionally, the guidance provides for disclosure regarding the existence and timing of a company's evaluation of its subsequent events. ASC 855 defines two types of subsequent events, "recognized" and "non-recognized".  Recognized subsequent events provide additional evidence about conditions that existed at the date of the balance sheet and are required to be reflected in the financial statements. Non-recognized subsequent events provide evidence about conditions that did not exist at the date of the balance sheet but arose after that date and, therefore; are not required to be reflected in the financial statements. However, certain non-recognized subsequent events may require disclosure to prevent the financial statements from being misleading. This guidance was effective prospectively for interim or annual financial periods ending after June 15, 2009. The Company implemented the guidance included in ASC 855 as of April 1. 2009. The effect of implementing this guidance was not material to the Company's financial position or results of operations.

In August 2009, the FASB issued Accounting Standards Update No. 2009-05, "MEASURING LIABILITIES AT FAIR VALUE," (ASU 2009-05). ASU 2009-05 provides guidance on measuring the fair value of liabilities and is effective for the first interim or annual reporting period beginning after its issuance. The Company's adoption of ASU 2009-05 did not have an effect on its disclosure of the fair value of its liabilities.

Recently Issued Standards

In September 2009, the FASB issued ASC Update No. 2009-12, "FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): INVESTMENTS IN CERTAIN ENTITIES THAT CALCULATE NET ASSET VALUE PER SHARE (OR ITS EQUIVALENT)" (ASC Update No. 2009-12). This update sets forth guidance on using the net asset value per share provided by an investee to estimate the fair value of an alternative investment. Specifically, the update permits a reporting entity to measure the fair value of this type of investment on the basis of the net asset value per share of the investment (or its equivalent) if all or substantially all of the underlying investments used in the calculation of the net asset value is consistent with ASC 820.

MILLENNIUM MINING, LLC.
(A Development Stage Company)
 NOTES TO THE AUDITED FINANCIAL STATEMENTS
March 3, 2008 (Inception) to November 30, 2009

The update also requires additional disclosures by each major category of investment, including, but not limited to, fair value of underlying investments in the major category, significant investment strategies, redemption restrictions, and unfunded commitments related to investments in the major category.  The amendments in this update are effective for interim and annual periods ending after December 15, 2009 with early application permitted. The Company does not expect that the implementation of ASC Update No. 2009-12 will have a material effect on its financial position or results of operations.

In June 2009, FASB issued Statement of Financial Accounting Standards No. 167, AMENDMENTS TO FASB INTERPRETATION NO. 46(R) ("Statement No. 167"). Statement No. 167 amends FASB Interpretation No. 46R, CONSOLIDATION OF VARIABLE INTEREST ENTITIES AN INTERPRETATION OF ARB NO. 51 ("FIN 46R") to require an analysis to determine whether a company has a controlling financial interest in a variable interest entity. This analysis identifies the primary beneficiary of a variable interest entity as the enterprise that has a) the power to direct the activities of a variable interest entity that most significantly impact the entity's economic performance and b) the obligation to absorb losses of the entity that could potentially be significant to the variable interest entity or the right to receive benefits from the entity that could potentially be significant to the variable interest entity. The statement requires an ongoing assessment of whether a company is the primary beneficiary of a variable interest entity when the holders of the entity, as a group, lose power, through voting or similar rights, to direct the actions that most significantly affect the entity's economic performance. This statement also enhances disclosures about a company's involvement in variable interest entities. Statement No. 167 is effective as of the beginning of the first annual reporting period that begins after November 15, 2009. Although Statement No. 167 has not been incorporated into the Codification,  in accordance with ASC 105, the standard shall remain authoritative until it is integrated. The Company does not expect the adoption of Statement No. 167 to have a material impact on its financial position or results of operations.

NOTE 6 MINING OPERATION

On August 31, 2005, the government of Sierra Leone issued a mining license to for a section of the Sewa River. On February 8, 2008 (pre-incorporation). The Company was assigned the mining license to this area. The license is renewable every three years. Both a license from the government and mining lease are required.

On January 26, 2008 (pre-incorporation), the Company entered into a mining agreement to dredge mine land in the towns of Gandorhun and Njala in the Tikonko Chiefdom. Bo District of Sierra Leone. This area is known as the Baimbawai Pool of the Sewa River located between those two towns. The pool is owned by individuals from two villages, Gandorhun and Njala, located on either side of the river, and is reachable by vehicle. The site is free of natural rock formations, and may have precious mineral deposit from river wash through the natural tributary of the Sewa River.

Dredge mining is considered open-pit mining, where dredge rigs work the bottom and sides of the river pool, and retrieved material is washed through a screening process to reveal precious minerals. The Company operates one dredge machine and plans on expansion through an additional dredge rig and seeking additional mining claims within Sierra Leone. Machinery is petroleum powered and readily capable of operation with routine maintenance. Fuel is readily available as of November 30, 2009. However, disruptions to fuel supplies may occur if civil unrest in the area were to occur. Significant efforts of the Company have been the acquisition of equipment to support dredge operations.

NOTE 7 SUBSEQUENT EVENTS

The Company has evaluated subsequent events from November 30, 2009 through the date of this report, and determined there are no items to disclose.